                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08238
                                  ---------------------------------------------

                  MORGAN STANLEY INDIA INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

           1221 AVENUE OF THE AMERICAS 22ND FLOOR NEW YORK, NY 10020
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                   RONALD E. ROBISON
           1221 AVENUE OF THE AMERICAS 34TH FLOOR NEW YORK, NY 10020
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-221-6726
                                                   ----------------------------

Date of fiscal year end:  12/31
                        --------------------------
Date of reporting period:  6/30/03
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                                        SEMI-ANNUAL REPORT

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                                                        JUNE 30, 2003

DIRECTORS                     OFFICERS

GAETAN BOUIC II               RONALD E. ROBISON
                              PRESIDENT AND CHAIRMAN
CLIFFORD D'SOUZA
                              STEFANIE V. CHANG
NILESH JOSHI                  VICE PRESIDENT

JOSEPH J. KEARNS              LORRAINE TRUTEN
                              VICE PRESIDENT
HAZAREESING RAVINDRANATH
SANTESH KUMAR                 JAMES W. GARRETT
                              TREASURER
MARIE JOSEPH RAYMOND
LAMUSSE                       MICHAEL LEARY
                              ASSISTANT TREASURER
FERGUS REID                                          [MORGAN STANLEY LOGO]
                              MARY E. MULLIN
                              SECRETARY

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.            MORGAN STANLEY
1221 AVENUE OF THE AMERICAS                          INDIA INVESTMENT FUND, INC.
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN INVESTOR SERVICES
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
270 PARK AVENUE
NEW YORK, NEW YORK 10017

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE US LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116


FOR ADDITIONAL FUND INFORMATION,
INCLUDING THE FUND'S NET ASSET VALUE
PER SHARE AND INFORMATION REGARDING THE
INVESTMENTS COMPRISING THE FUND'S
PORTFOLIO, PLEASE CALL 1-800-221-6726
OR VISIT OUR WEBSITE AT
www.morganstanley.com/im.
                                                     MORGAN STANLEY
                                                     INVESTMENT MANAGEMENT INC.
(C) 2003 MORGAN STANLEY                              INVESTMENT ADVISER

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Overview

LETTER TO STOCKHOLDERS

PERFORMANCE

For the six months ended June 30, 2003, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had a total return of 15.19%, compared to 12.77% for the Bombay Stock Exchange (BSE) National Index (the "Index"). On June 30, 2003, the closing price of the Fund's shares on the New York Stock Exchange was $11.80, representing a 14.4% discount to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE

     - At a sector level, April saw a sharp downfall in the technology sector on the back of weak guidance by leading technology companies. Towards the end of the quarter, technology stocks did bounce back from their lows, although they are still down for the year.

     - Sentiment towards equities turned far more positive towards June. The rally in global equities has been a contributor to the positive shift in sentiment. Foreign Institutional Investor equity flows into India in the last quarter at $925 million, have been the strongest compared to any quarter in the last two years.

     - In terms of sector allocations, our underweight in the technology and overweight in the financial sectors contributed positively to relative performance

MANAGEMENT STRATEGIES

     - The construction industry is emerging as a strong support to an agriculture dependent economy. Agriculture contributed 22% to gross domestic product (GDP) last fiscal year and showed a negative growth of 3.2%, causing overall GDP growth to slow down to 4.3%. The construction sector, however, showed a robust growth of 7.2%. The portfolio was overweight the materials and metals sectors during the time period.


Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Chairman

                                                                       July 2003

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      STATEMENT OF NET ASSETS
                                      June 30, 2003 (unaudited)

STATEMENT OF NET ASSETS

                                                                             VALUE
                                                 SHARES                      (000)
----------------------------------------------------------------------------------
COMMON STOCKS(94.6%)
(UNLESS OTHERWISE NOTED)
==================================================================================
AUTO COMPONENTS(0.0%)
  Apollo Tyres Ltd.                               2,075               $          8
  Patheja Forgings & Auto Ltd.                  450,000(a,b)                    --@
----------------------------------------------------------------------------------
                                                                                 8
==================================================================================
AUTOMOBILES(8.0%)
  Hero Honda Motors Ltd.                      1,999,822                     10,911
  Maruti Udyog Ltd.                             262,300(a)                     706
  Tata Engineering & Locomotive Co., Ltd.     1,423,725                      6,063
----------------------------------------------------------------------------------
                                                                            17,680
==================================================================================
BANKS(15.4%)
  Corporation Bank                              618,485                      2,090
  HDFC Bank Ltd.                                257,279                      1,435
  HDFC Bank Ltd. ADR                            135,300                      2,537
  Punjab National Bank                          941,000(a)                   3,145
  State Bank of India Ltd.                    2,734,016(b)                  23,689
  Union Bank of India                         1,373,014                      1,027
----------------------------------------------------------------------------------
                                                                            33,923
==================================================================================
BIOTECHNOLOGY(0.3%)
  Shantha Biotechnics PCL                       500,000(b)                     593
==================================================================================
CHEMICALS(1.8%)
  Asian Paints (India) Ltd.                     484,584                      3,949
  ICI (India) Ltd.                               25,000                         77
----------------------------------------------------------------------------------
                                                                             4,026
==================================================================================
COMMERCIAL SERVICES & SUPPLIES(0.3%)
  Xerox Modicorp Ltd.                           718,225(a,b)                   650
==================================================================================
CONSTRUCTION MATERIALS(3.7%)
  Associated Cement Co., Ltd.                   196,000                        705
  Grasim Industries, Ltd.                        22,500                        243
  Grasim Industries, Ltd. GDR                    58,000                        638
  Gujarat Ambuja Cements Ltd.                 1,341,298                      5,931
  Gujarat Ambuja Cements Ltd. GDR               164,000                        705
----------------------------------------------------------------------------------
                                                                             8,222
==================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES(2.8%)
  Bharti Tele-Ventures Ltd.                   1,330,000(a)                   1,116
  Mahanagar Telephone Nigam Ltd.              1,912,831                      4,676
  Mahanagar Telephone Nigam Ltd. ADR             90,000                        432
----------------------------------------------------------------------------------
                                                                             6,224
==================================================================================
ELECTRIC UTILITIES(2.5%)
  Neyveli Lignite Corp., Ltd.                 2,621,481               $      2,310
  Tata Power Co., Ltd.                          947,229                      3,234
----------------------------------------------------------------------------------
                                                                             5,544
==================================================================================
ELECTRICAL EQUIPMENT(6.8%)
  Asea Brown Boveri Ltd.                        456,126                      3,624
  Bharat Heavy Electricals Ltd.               1,976,848                     11,456
----------------------------------------------------------------------------------
                                                                            15,080
==================================================================================
FOOD PRODUCTS(2.7%)
  GlaxoSmithKline Consumer Healthcare Ltd.      428,496                      2,413
  Nestle India Ltd.                             286,254                      3,621
----------------------------------------------------------------------------------
                                                                             6,034
==================================================================================
HOUSEHOLD DURABLES(0.2%)
  Samtel Colour Ltd.                            636,707                        396
==================================================================================
HOUSEHOLD PRODUCTS(5.6%)
  Colgate-Palmolive (India) Ltd.              1,172,388                      3,473
  Hindustan Lever Ltd.                        2,296,445                      8,830
----------------------------------------------------------------------------------
                                                                            12,303
==================================================================================
INTERNET SOFTWARE & SERVICES(0.0%)
  IndiaInfo.com PCL                             532,875(b,c)                    --@
==================================================================================
IT CONSULTING & SERVICES(7.9%)
  HCL Technologies Ltd.                         702,494                      2,339
  Infosys Technologies Ltd.                     131,180                      9,228
  Wipro Ltd.                                    140,197                      2,861
  Wipro Ltd. ADR                                125,710                      2,898
----------------------------------------------------------------------------------
                                                                            17,326
==================================================================================
MACHINERY(1.5%)
  Cummins India Ltd.                          1,752,174                      2,575
  Lakshmi Synthetic Machinery
    Manufacturers Ltd.                          137,700(a,b)                    10
  Punjab Tractors Ltd.                          225,619                        815
----------------------------------------------------------------------------------
                                                                             3,400
==================================================================================
MEDIA(0.3%)
  New Delhi Television Ltd.                     333,300(b)                     727
==================================================================================
METALS & MINING(8.7%)
  Hindalco Industries Ltd.                      452,938                      7,270
  Steel Authority of India Ltd.              17,853,286(a)                   6,644
  Tata Iron & Steel Co., Ltd.                 1,422,400                      5,184
----------------------------------------------------------------------------------
                                                                            19,098
==================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      STATEMENT OF NET ASSETS
                                      June 30, 2003 (unaudited)

STATEMENT OF NET ASSETS (CONT'D)

                                                                             VALUE
                                                 SHARES                      (000)
----------------------------------------------------------------------------------
OIL & GAS(7.0%)
  Oil & Natural Gas Corp., Ltd.                 836,231               $      8,699
  Reliance Industries Ltd.                      954,514                      6,676
----------------------------------------------------------------------------------
                                                                            15,375
==================================================================================
PHARMACEUTICALS(7.8%)
  Cipla Ltd.                                    212,912                      3,464
  Dabur India Ltd.                            1,767,946                      1,819
  Glaxosmithkline Pharmaceuticals, Ltd.         477,221                      3,665
  Ranbaxy Laboratories Ltd.                     481,600                      8,144
----------------------------------------------------------------------------------
                                                                            17,092
==================================================================================
ROAD & RAIL(3.9%)
  Container Corp. of India Ltd.               1,152,251                      8,547
==================================================================================
SPECIALTY RETAIL(0.6%)
  Titan Industries Ltd.                         954,074                      1,383
==================================================================================
THRIFTS & MORTGAGE FINANCE(2.1%)
  Housing Development Finance Corp., Ltd.       520,355                      4,588
==================================================================================
TOBACCO(4.7%)
  ITC Ltd.                                      627,356                     10,359
==================================================================================
TOTAL COMMON STOCKS
  (Cost $187,089)                                                          208,578
==================================================================================

                                                   FACE
                                                 AMOUNT
                                                  (000)
----------------------------------------------------------------------------------
CORPORATE BOND(0.1%)
==================================================================================
HOUSEHOLD DURABLES(0.1%)
  Hindustan Lever Ltd.,
    9.00%, 1/10/05
    (Cost $--@)                             $     2,296(b)                     297
==================================================================================
SHORT-TERM INVESTMENTS(5.6%)
==================================================================================
REPURCHASE AGREEMENT(0.7%)
  J.P. Morgan Securities, Inc.,
    1.05%, dated 6/30/03, due 7/1/03              1,655(d)                   1,655
==================================================================================
TREASURY BILLS(4.9%)
  Indian Government Treasury
    Bill, Zero Coupon, 8/16/03              INR 500,000                     10,712
==================================================================================
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,211)                                501,655                     12,367
==================================================================================

                                                   FACE
                                                 AMOUNT                      VALUE
                                                  (000)                      (000)
----------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN(0.3%)
==================================================================================
  Indian Rupee
  (Cost $545)                               INR  25,329               $        546
==================================================================================
TOTAL INVESTMENTS(100.6%)
  (Cost $199,845)                                                          221,788
==================================================================================

                                                 AMOUNT
                                                  (000)
----------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Dividends Receivable                      $       513
  Tax Reclaim Receivable                            353
  Other                                              37                        903
==================================================================================
LIABILITIES (-1.0%)
  Payable For:
    Investments Purchased                        (1,443)
    Distribution Declared                          (301)
    Investment Advisory Fees                       (191)
    Custodian Fees                                 (105)
    Directors' Fees and Expenses                    (63)
    Professional Fees                               (57)
    Stockholder Reporting Expenses                  (19)
    Administrative Fees                             (12)
    Other Liabilities                               (26)                    (2,217)
==================================================================================
NET ASSETS (100.0%)
  Applicable to 16,004,226, issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                   $    220,474
==================================================================================
NET ASSET VALUE PER SHARE                                             $      13.78
==================================================================================
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
  Common Stock                                                        $        160
  Paid-in Capital                                                          275,960
  Undistributed (Distributions in Excess of) Net
   Investment Income                                                        (2,454)
  Accumulated Net Realized Gain (Loss)                                     (74,729)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                           21,537
==================================================================================
TOTAL NET ASSETS                                                      $    220,474
==================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      STATEMENT OF NET ASSETS
                                      June 30, 2003 (unaudited)

STATEMENT OF NET ASSETS (CONT'D)

(a) -- Non-income producing
(b) -- Securities valued at fair value- see note A-1 to financial statements. At June 30, 2003, the Fund held $25,966,000 of fair-valued securities, representing 11.8% of net assets.
(c) -- Restricted security not registered under the Securities Act of 1933. Acquired 3/00 at a cost of $2,347,000. At June 30, 2003, this security had a market value of $0, representing 0.0% of net assets.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PCL -- Public Company Limited

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Fund had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                               IN                        NET
     TO                               EXCHANGE                  UNREALIZED
  DELIVER    VALUE     SETTLEMENT       FOR          VALUE      GAIN (LOSS)
   (000)     (000)        DATE         (000)         (000)         (000)
---------------------------------------------------------------------------
INR 20,000   $ 431       7/1/03       US$ 431        $ 431        $  --@
===========================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Financial Statements

STATEMENT OF OPERATIONS

                                                                                       SIX MONTHS ENDED
                                                                                          JUNE 30, 2003
                                                                                            (UNAUDITED)
                                                                                                  (000)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $106 of foreign taxes withheld)                                      $        1,040
  Interest                                                                                          458
=======================================================================================================
    TOTAL INCOME                                                                                  1,498
=======================================================================================================
EXPENSES
  Investment Advisory Fees                                                                        1,042
  Custodian Fees                                                                                    162
  Professional Fees                                                                                 101
  Administrative Fees                                                                                54
  Directors' Fees and Expenses                                                                       36
  Stockholder Reporting Expenses                                                                     15
  Other Expenses                                                                                     31
=======================================================================================================
    TOTAL EXPENSES                                                                                1,441
=======================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                   57
=======================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                     3,148
  Foreign Currency Transactions                                                                      77
=======================================================================================================
    NET REALIZED GAIN (LOSS)                                                                      3,225
=======================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                    25,635
  Foreign Currency Translations                                                                       2
=======================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                             25,637
=======================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    28,862
=======================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $       28,919
=======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED
                                                            JUNE 30, 2003                    YEAR ENDED
                                                              (UNAUDITED)             DECEMBER 31, 2002
                                                                    (000)                         (000)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                  $      57                $          556
  Net Realized Gain (Loss)                                          3,225                           922
  Change in Unrealized Appreciation (Depreciation)                 25,637                        22,694
=======================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                    28,919                        24,172
=======================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                              (301)                         (214)
=======================================================================================================
Capital Share Transactions:
  Repurchase of Shares (46,946 and
    3,413,832 shares, respectively)                                  (453)                      (36,668)
=======================================================================================================
    TOTAL INCREASE (DECREASE)                                      28,165                       (12,710)
=======================================================================================================
Net Assets:
  Beginning of Period                                             192,309                       205,019
=======================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
    INCOME OF $(2,454) AND $(2,210), RESPECTIVELY)              $ 220,474                $      192,309
=======================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

                                            SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2003      --------------------------------------------------------------
                                                 (UNAUDITED)            2002            2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   11.98      $    10.53      $    13.92   $   22.59   $    9.19   $    8.83
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                            0.00#+          0.03+           0.10        0.02       (0.08)      (0.04)
Net Realized and Unrealized Gain (Loss) on
   Investments                                          1.82            1.39           (2.43)      (7.93)      13.33        0.31
--------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                   1.82            1.42           (2.33)      (7.91)      13.25       0.27
--------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
   Net Investment Income                               (0.02)          (0.01)          (0.23)         --          --          --
   Net Realized Gain                                      --              --           (0.84)      (1.60)         --          --
--------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                               (0.02)          (0.01)          (1.07)      (1.60)         --          --
--------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program        0.00#           0.04            0.01        0.84        0.15        0.09
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $   13.78      $    11.98      $    10.53   $   13.92   $   22.59   $    9.19
================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD              $   11.80      $     9.94      $     8.65   $   11.06   $   16.50   $    6.75
================================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                                        18.89%**        15.07%         (11.68)%    (23.49)%    144.44%     (19.40)%
   Net Asset Value (1)                                 15.19%**        13.94%         (14.52)%    (29.68)%    145.81%       4.08%
================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)              $ 220,474      $  192,309      $  205,019   $ 390,190   $ 736,343   $ 314,701
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                 1.52%*          1.56%           1.77%       1.48%       1.59%       1.97%
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                           0.06%*          0.28%           0.60%       0.12%      (0.55)%     (0.44)%
Portfolio Turnover Rate                                   14%**           23%             56%         44%         34%         24%
--------------------------------------------------------------------------------------------------------------------------------

#    Amount is less than $0.005 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockolder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+    Per share amounts are based on average shares outstanding.
*    Annualized
**   Not Annualized

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      June 30, 2003 (unaudited)

NOTES TO FINANCIAL STATEMENTS

     The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      June 30, 2003 (unaudited)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. The Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      June 30, 2003 (unaudited)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

distribute all its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The rate of capital gains tax in India is 10.5% for long-term investments and 30.5% for short-term investments (the capital gains rate were 10.5% for long-term investments and 31.5% for short-term investments for the financial year ended March 31, 2003). The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius and India ("Treaty"). To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and for the period from April 1, 2002 through March 31, 2003. During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from domestic companies was exempt from Indian income tax. The Fund currently is subject to and accrues Indian withholding tax on interest earned on Indian securities at 20.5% (21% for the financial year ended March 31, 2003).

The Treaty benefits accorded to foreign investors has been challenged by a non-governmental organization and the matter is currently being litigated before India's Supreme Court (the highest court in India) after an unfavorable ruling by the Delhi High Court in May 2002. A final ruling in this matter is expected to be issued shortly by the Supreme Court of India. The Fund believes it is not probable that the outcome of this matter will be unfavorable. While the outcome of this litigation is uncertain, an unfavorable ruling by India's Supreme Court denying the benefits of the Treaty to foreign investors would materially impact the operations of the Fund. To the extent that it is later determined that the Fund would be unable to obtain the benefits of the Treaty, the Fund would be subject to tax on capital gains in India on the sale of securities and also on dividend income earned by the Fund prior to June 1, 1997 and for the period from April 1, 2002 through March 31, 2003 at the higher rate, which is currently at 20.5%, instead of 15%. If the Treaty benefits were denied retroactively, the Fund could potentially be subject to substantial Indian income tax as well as interest and penalties. While such amounts cannot be currently determined, the Fund estimates such taxes and interest could range from approximately $25 million to $39 million as of June 30, 2003, excluding penalties. Denial of treaty benefits could also materially impact the future operations of the Fund as well.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 were as follows:

            2002 DISTRIBUTIONS                   2001 DISTRIBUTIONS
                PAID FROM:                            PAID FROM:
                  (000)                                 (000)
-----------------------------------------     ---------------------------
                                LONG-TERM                       LONG-TERM
             ORDINARY             CAPITAL       ORDINARY          CAPITAL
               INCOME                GAIN         INCOME             GAIN
-------------------------------------------------------------------------
               $  214               $  --        $ 4,398         $ 16,428

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income
(loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED                                UNDISTRIBUTED
     ORDINARY INCOME                          LONG-TERM CAPITAL GAIN
         (000)                                         (000)
------------------------------------------------------------------------
         $  299                                         $ --
------------------------------------------------------------------------

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      June 30, 2003 (unaudited)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

At June 30, 2003, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $199,300,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $21,942,000 of which $50,097,000 related to appreciated securities and $28,155,000 related to depreciated securities.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $73,799,000 available to offset future capital gains, of which $56,001,000 will expire on December 31, 2009 and $17,798,000 will expire on December 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For year ended December 31, 2002, the Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $95,000.

F. OTHER: During the six months ended June 30, 2003, the Fund made purchases and sales totaling $26,367,000 and $24,846,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended June 30, 2003, the Fund incurred $4,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2003, the deferred fees payable under the Plan totaled $54,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the six months ended June 30, 2003, Director's Fees and Expenses were decreased by $2,550, due to these fluctuations.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the six months ended June 30, 2003, the Fund repurchased 46,946 of its shares at an average discount of 17.69% from net asset value per share. Since the inception of the program, the Fund has repurchased 8,439,757 of its shares at an average discount of 30.08% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On June 17, 2003 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0188 per share, derived from net investment income, payable on July 15, 2003, to stockholders of record on June 30, 2003.

PROPOSAL:

     1. To elect the following Directors, effective July 31, 2003:

                                               VOTES IN                  VOTES
                                               FAVOR OF                 AGAINST
                                           ---------------------------------------
1) Nilesh Joshi                              10,505,927                 476,331

2) Joseph J. Kearns                          10,506,207                 476,051

3) Marie Joseph Raymond Lamusse              10,506,207                 476,051

     2. That stockholders recommend that the Board of Directors act to adopt interval-fund status for the Fund, under which the Fund will make repurchase offers at three-month intervals for not less than 10% of the Fund's shares outstanding at not less than 98% of net asset value (NAV), and to effect the first such repurchase offer not later than September 20, 2003:

       VOTES IN           VOTES            VOTES
        FAVOR OF         AGAINST         ABSTAINED
---------------------------------------------------
       2,546,309        64,699,814        56,120

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley India Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

ITEM 2.  CODE OF ETHICS.  Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable for semi-annual reports.

ITEM 6.  [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable for semi-annual reports.

ITEM 8.  [RESERVED.]
ITEM 9.  CONTROLS AND PROCEDURES.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

ITEM 10.  EXHIBITS.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley India Investment Fund, Inc.

By:      Ronald E. Robison
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    August 19, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      Ronald E. Robison
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    August 19, 2003

By:      James W. Garrett
Name:    James W. Garrett
Title:   Principal Financial Officer
Date:    August 19, 2003